UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(Unaudited)

	December 31,
	2003	2002
	(Dollars in thousands)
Assets
Cash and due from banks	$ 961,986	$ 1,008,078
Interest-bearing deposits at financial institutions	84,590	116,208
Federal funds sold and securities purchased under agreements to resell	699,800	122,069
Trading account assets	343,089	266,322
Loans held for resale	832,474	2,430,298
Available for sale securities	4,955,877	5,467,283
Loans:
Commercial, financial and agricultural	5,007,404	5,216,820
Foreign	258,713	217,570
Accounts receivable - factoring	595,337	666,731
Real estate - construction	2,304,309	2,261,893
Real estate - mortgage
Secured by 1-4 family residential	3,515,057	4,472,626
Non-farm, nonresidential properties	5,139,525	5,027,161
Multi-family (5 or more) residential	856,094	843,631
Secured by farmland	474,456	489,584
Home equity	2,062,582	1,538,088
Consumer	1,759,076	1,989,835
Direct lease financing	47,926	73,768
Total loans	22,020,479	22,797,707
Less: Unearned income	(24,442)	(22,975)
Allowance for losses on loans	(330,826)	(350,931)
Net loans	21,665,211	22,423,801
Premises and equipment, net	513,496	540,183
Accrued interest receivable	168,418	207,869
Mortgage servicing rights, net	352,105	264,295
Goodwill, net	743,185	743,212
Other intangibles, net	167,921	188,729
Other assets	422,577	366,016
Total assets	$ 31,910,729	$ 34,144,363

Liabilities and shareholders' equity
Deposits
Noninterest-bearing	$ 5,384,335	$ 5,035,464
Time deposits of $100,000 and over	1,576,916	1,674,952
Other interest-bearing	16,184,933	16,620,024
Total deposits	23,146,184	23,330,440
Short-term borrowings	2,451,285	3,639,763
Short- and medium-term senior notes	597,892	600,045
Federal Home Loan Bank advances	428,903	960,029
Other long-term debt	1,598,405	1,227,699
Accrued interest, expenses and taxes	158,778	260,275
Other liabilities	463,643	899,830
Total liabilities	28,845,090	30,918,081

Commitments and contingent liabilities	-	-

Shareholders' equity
Convertible preferred stock	9,603	10,194
Common stock, $5 par value; 300,000,000 shares authorized; 188,918,687 issued and outstanding (198,434,384 at December 31, 2002)	944,593	992,172
Additional paid-in capital	554,722	537,417
Retained earnings	1,590,355	1,639,465
Unearned compensation	(36,081)	(20,118)
Accumulated other comprehensive income- cash flow hedges, net	1,747	-
Accumulated other comprehensive income- available for sale securities, net	700	67,152
Total shareholders' equity	3,065,639	3,226,282
Total liabilities and shareholders' equity	$ 31,910,729	$ 34,144,363

UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF EARNINGS

(Unaudited)
	Three Months Ended		Years Ended
	December 31,		December 31,
	2003	2002	2003	2002
	(Dollars in thousands, except per share data)
Interest income
Interest and fees on loans	$ 305,239	$ 364,887	$ 1,296,035	$ 1,527,713
Interest and dividends on investment securities
Taxable	38,233	55,600	187,115	230,355
Tax-exempt	5,480	9,235	30,254	42,167
Interest on deposits at financial institutions	480	768	1,892	2,421
Interest on federal funds sold and securities purchased under agreements to resell	663	173	1,262	1,437
Interest on trading account assets	2,141	2,419	8,651	9,562
Interest on loans held for resale	14,241	30,573	105,786	89,609
Total interest income	366,477	463,655	1,630,995	1,903,264

Interest expense
Interest on deposits	59,408	91,863	290,230	428,656
Interest on short-term borrowings	4,336	10,868	29,720	36,252
Interest on long-term debt	26,521	35,168	114,447	148,775
Total interest expense	90,265	137,899	434,397	613,683

Net interest income	276,212	325,756	1,196,598	1,289,581
Provision for losses on loans	47,890	59,999	181,539	197,901

Net interest income after provision for losses on loans	228,322	265,757	1,015,059	1,091,680

Noninterest income
Service charges on deposit accounts	61,622	62,224	237,332	232,229
Mortgage banking revenue, net	42,632	66,755	227,672	208,844
Factoring commissions and fees	9,309	10,391	39,594	41,533
Professional employment organization, net revenues	11,806	8,257	34,360	28,305
Bankcard transaction fees	9,481	10,412	39,123	38,826
Investment securities gains, net	5,181	12,291	8,203	23,027
Financial services	20,090	18,433	77,932	82,959
Other income	34,438	24,184	101,126	96,046
Total noninterest income	194,559	212,947	765,342	751,769

Noninterest expense
Salaries and employee benefits	136,296	135,593	553,595	536,799
Net occupancy expense	25,261	24,542	101,191	102,005
Equipment expense	20,535	22,623	82,586	84,192
Other intangibles amortization	5,141	5,453	20,810	21,854
Other expense	92,160	91,867	356,449	331,688
Total noninterest expense	279,393	280,078	1,114,631	1,076,538

Earnings before income taxes	143,488	198,626	665,770	766,911
Income taxes	44,754	62,097	167,657	237,924
Net earnings	$ 98,734	$ 136,529	$ 498,113	$ 528,987

Net earnings applicable to common shares	$ 98,543	$ 136,307	$ 497,328	$ 528,011

Earnings per common share
Basic	$ .52	$ .69	$ 2.55	$ 2.61
Diluted	.51	.68	2.52	2.59

Dividends per common share	.33	.33	1.33	1.33

Average common shares outstanding (in thousands)
Basic	189,653	198,598	195,030	201,927
Diluted	192,310	200,696	197,383	204,609

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Three Months Ended December 31,
	2003			2002
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
	(Dollars in thousands)
ASSETS
Interest-bearing deposits at financial institutions	$ 98,184	$ 480	1.94%	$ 202,336	$ 768	1.51%
Federal funds sold and securities purchased under agreements to resell	263,348	663	1.00	41,598	173	1.65
Trading account assets	280,879	2,141	3.02	240,599	2,419	3.99
Loans held for resale	1,131,945	14,241	4.99	2,168,343	30,573	5.59
Investment securities (1) (2)
Taxable securities	4,136,317	38,233	3.67	3,849,211	55,600	5.73
Tax-exempt securities	453,475	8,884	7.77	733,425	14,046	7.60
Total investment securities	4,589,792	47,117	4.07	4,582,636	69,646	6.03

Commercial, financial and agricultural loans	5,022,095	53,110	4.20	5,252,470	65,344	4.94
Foreign loans	239,620	1,309	2.17	249,942	2,228	3.54
Accounts receivable - factoring	655,413	12,682	7.68	741,481	13,980	7.48
Real estate - construction loans	2,324,486	30,066	5.13	2,276,040	32,798	5.72
Real estate - mortgage loans
Secured by 1-4 family residential	3,603,470	60,385	6.65	4,597,580	86,370	7.45
Non-farm, non-residential properties	5,158,858	72,448	5.57	5,016,612	81,128	6.42
Multifamily (5 or more) residential	870,559	11,927	5.44	857,027	14,338	6.64
Secured by farmland	485,928	6,984	5.70	491,492	8,084	6.53
Home equity	2,005,301	23,776	4.70	1,460,581	18,253	4.96
Consumer loans	1,779,658	32,719	7.29	2,031,130	42,243	8.25
Direct lease financing	48,752	765	6.23	77,020	1,247	6.42
Loans, net of unearned income (1) (3) (4)	22,194,140	306,171	5.47	23,051,375	366,013	6.30
Total earning assets (1) (2) (3) (4)	28,558,288	370,813	5.15	30,286,887	469,592	6.15
Cash and due from banks	755,311			706,019
Premises and equipment, net	518,150			543,195
Allowance for losses on loans	(332,577)			(343,595)
Goodwill and other intangibles, net	913,634			908,837
Other assets	1,007,456			1,195,181
Total assets	$ 31,420,262			$ 33,296,524

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,924,499	9,371	0.63	$ 5,396,761	16,497	1.21
Interest-bearing checking	3,444,034	2,428	0.28	3,465,012	6,479	0.74
Savings deposits	1,472,907	723	0.19	1,382,436	2,335	0.67
Time deposits of $100,000 and over	1,569,161	10,933	2.76	1,695,729	14,153	3.31
Other time deposits	5,684,255	35,953	2.51	6,547,745	52,399	3.17
Total interest-bearing deposits	18,094,856	59,408	1.30	18,487,683	91,863	1.97
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	1,863,112	3,717	0.79	2,519,066	7,783	1.23
Other	167,030	619	1.47	812,545	3,085	1.51
Total short-term debt	2,030,142	4,336	0.85	3,331,611	10,868	1.29
Long-term debt
Federal Home Loan Bank advances	451,557	5,244	4.61	960,283	7,424	3.07
Subordinated capital notes	1,122,291	14,153	5.00	975,093	17,556	7.14
Medium-term senior notes	598,092	5,207	3.45	597,888	7,767	5.15
Obligations for Trust Preferred Securities	211,443	1,910	3.58	205,132	1,551	3.00
Other	650	7	4.27	54,469	870	6.34
Total long-term debt	2,384,033	26,521	4.41	2,792,865	35,168	5.00

Total interest-bearing liabilities	22,509,031	90,265	1.59	24,612,159	137,899	2.22
Noninterest-bearing demand deposits	5,122,324	-		4,771,560	-
Total sources of funds	27,631,355	90,265		29,383,719	137,899
Other liabilities	726,690			727,841
Shareholders' equity
Preferred stock	9,643			12,904
Common equity	3,052,574			3,172,060
Total shareholders' equity	3,062,217			3,184,964
Total liabilities and shareholders' equity	$ 31,420,262			$ 33,296,524
Net interest income (1)		$ 280,548			$ 331,693
Net interest spread (1)			3.56%			3.93%
Net interest margin (1)			3.90%			4.34%

Taxable-equivalent adjustments
Loans		$ 932			$ 1,126
Investment securities		3,404			4,811
Total		$ 4,336			$ 5,937

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Years Ended December 31,
	2003			2002
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
	(Dollars in thousands)
ASSETS
Interest-bearing deposits at financial institutions	$ 142,649	$ 1,892	1.33%	$ 118,423	$ 2,421	2.04%
Federal funds sold and securities purchased under agreements to resell	117,618	1,262	1.07	82,818	1,437	1.74
Trading account assets	263,936	8,651	3.28	240,733	9,562	3.97
Loans held for resale	2,052,573	105,786	5.15	1,491,647	89,609	6.01
Investment securities (1) (2)
Taxable securities	4,676,066	187,115	4.00	3,810,245	230,355	6.05
Tax-exempt securities	603,503	46,591	7.72	823,254	64,216	7.80
Total investment securities	5,279,569	233,706	4.43	4,633,499	294,571	6.36

Commercial, financial and agricultural loans	5,130,866	232,387	4.53	5,211,941	275,357	5.28
Foreign loans	229,153	5,591	2.44	304,244	10,922	3.59
Accounts receivable - factoring	673,060	51,368	7.63	704,850	54,373	7.71
Real estate - construction loans	2,316,884	121,806	5.26	2,254,353	135,071	5.99
Real estate - mortgage loans
Secured by 1-4 family residential	3,951,397	280,839	7.11	4,934,373	385,909	7.82
Non-farm, non-residential properties	5,109,693	300,575	5.88	4,916,236	331,704	6.75
Multifamily (5 or more) residential	841,536	48,224	5.73	847,102	56,781	6.70
Secured by farmland	488,350	29,436	6.03	481,568	32,612	6.77
Home equity	1,808,478	83,904	4.64	1,216,066	63,597	5.23
Consumer loans	1,855,722	142,166	7.66	2,153,610	180,247	8.37
Direct lease financing	59,315	3,835	6.47	90,302	5,941	6.58
Loans, net of unearned income (1) (3) (4)	22,464,454	1,300,131	5.79	23,114,645	1,532,514	6.63
Total earning assets (1) (2) (3) (4)	30,320,799	1,651,428	5.45	29,681,765	1,930,114	6.50
Cash and due from banks	732,428			742,115
Premises and equipment, net	526,985			550,686
Allowance for losses on loans	(334,866)			(344,120)
Goodwill and other intangibles, net	921,381			915,363
Other assets	1,033,130			1,071,717
Total assets	$ 33,199,857			$ 32,617,526

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 6,271,011	60,465	0.96	$ 5,612,928	85,125	1.52
Interest-bearing checking	3,443,745	14,218	0.41	3,397,413	32,083	0.94
Savings deposits	1,443,678	4,630	0.32	1,380,079	12,774	0.93
Time deposits of $100,000 and over	1,607,408	47,260	2.94	1,698,669	60,129	3.54
Other time deposits	6,009,173	163,657	2.72	6,805,528	238,545	3.51
Total interest-bearing deposits	18,775,015	290,230	1.55	18,894,617	428,656	2.27
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,271,060	21,631	0.95	2,182,949	30,593	1.40
Other	659,107	8,089	1.23	352,784	5,659	1.60
Total short-term debt	2,930,167	29,720	1.01	2,535,733	36,252	1.43
Long-term debt
Federal Home Loan Bank advances	671,201	23,851	3.55	1,175,195	43,902	3.74
Subordinated capital notes	1,011,306	59,469	5.88	974,338	70,225	7.21
Medium-term senior notes	601,342	22,699	3.77	341,131	17,834	5.23
Obligations for Trust Preferred Securities	211,373	7,581	3.59	201,239	12,670	6.30
Other	9,107	847	9.30	83,473	4,144	4.96
Total long-term debt	2,504,329	114,447	4.57	2,775,376	148,775	5.36

Total interest-bearing liabilities	24,209,511	434,397	1.79	24,205,726	613,683	2.54
Noninterest-bearing demand deposits	5,079,313	-		4,499,312	-
Total sources of funds	29,288,824	434,397		28,705,038	613,683
Other liabilities	746,652			709,461
Shareholders' equity
Preferred stock	9,923			13,395
Common equity	3,154,458			3,189,632
Total shareholders' equity	3,164,381			3,203,027
Total liabilities and shareholders' equity	$ 33,199,857			$ 32,617,526
Net interest income (1)		$1,217,031			$1,316,431
Net interest spread (1)			3.66%			3.96%
Net interest margin (1)			4.01%			4.44%

Taxable-equivalent adjustments
Loans		$ 4,096			$ 4,801
Investment securities		16,337			22,049
Total		$ 20,433			$ 26,850

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2003	2002	2003	2002
ASSET QUALITY
Nonperforming assets
Nonaccrual loans
Other than FHA/VA			$ 208,930	$ 262,609
FHA/VA (1)			525	1,490
Total nonaccrual loans			209,455	264,099
Restructured loans			302	511
Foreclosed properties			52,044	79,136
Total nonperforming assets			$ 261,801	$ 343,746

Loans 90 days past due and not on nonaccrual status
Other than FHA/VA			$ 198,955	$ 195,347
FHA/VA (1)			5,036	62,836
Total loans 90 days past due and not on nonaccrual status			$ 203,991	$ 258,183

Net charge-offs of loans	$ 47,890	$ 65,631	$ 199,452	$ 188,895

Allowance for losses on loans to loans			1.50%	1.54%
Nonperforming loans to loans			.95%	1.16%
Nonperforming assets to loans and foreclosed properties			1.19%	1.50%
Net charge-offs as a percentage of average loans	0.86%	1.13%	0.89%	0.82%

SELECTED FINANCIAL RATIOS
Net earnings
Return on average assets	1.25%	1.63%	1.50%	1.62%
Return on average common equity	12.81%	17.05%	15.77%	16.55%
Tier 1 capital to risk weighted assets (2)			9.60%	9.40%
Expense ratio	.80%	.63%	.81%	.81%
Efficiency ratio	55.79%	49.60%	53.56%	50.09%
Leverage ratio at December 31,			7.89%	7.47%
Shareholders' equity to total assets at December 31,			9.61%	9.45%

SUPPLEMENTAL DATA
Tier 1 capital			$ 2,403,729	$ 2,409,431

PER COMMON SHARE DATA
Cash dividends paid	$ 0.33	$ 0.33	$ 1.33	$ 1.33
Book value			16.18	16.21

_________________

(1) FHA/VA loans represent minimal credit risk to Union Planters.

(2) Estimated at December 31, 2003.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

OTHER INFORMATION:

Short-term borrowings include:	Period-End Balance	Three Months Average Balance	Year-to-Date Average Balance
	December 31, 2003	December 31, 2003	December 31, 2003
Federal funds purchased	$ 327,994	$ 556,316	$ 969,822
Securities sold under agreement to repurchase	1,323,748	1,306,796	1,301,238
Short-term federal home loan bank advances	-	28,261	478,412
Other short-term debt	799,543	138,769	180,695
Total short-term borrowings	$ 2,451,285	$ 2,030,142	$ 2,930,167

Long-term borrowings include:	Period-End Balance	Three Months Average Balance	Year-to-Date Average Balance
	December 31, 2003	December 31, 2003	December 31, 2003
Long-term federal home loan bank advances	$ 428,903	$ 451,557	$ 671,201
Subordinated notes	1,387,248	1,122,291	1,011,306
Obligations for Trust Preferred Securities	210,972	211,443	211,373
Asset-backed certificates	-	-	8,447
Medium-term senior notes	597,892	598,092	601,342
Other long-term debt	185	650	660
Total long-term borrowings	$ 2,625,200	$ 2,384,033	$ 2,504,329

Full-time equivalent employees	10,640
Bank branches	717
ATM locations	925

Closing Stock Prices
High stock price - Year-to-date	$ 34.69
Low stock price - Year-to-date	26.07

High stock price - Quarter-to-date	$ 34.69
Low stock price - Quarter-to-date	30.41

Parent company equity in subs	$ 3,314,325

	Three Months Ended
Mortgage banking revenues include:	December 31, 2003	September 30, 2003

Gain on sales of residential mortgages (1)	$ 22,330	$ 61,134
Impact of derivative financial instruments, related to secondary marketing	5,518	(32,373)
Origination and miscellaneous fees	12,289	25,421
Total revenue from origination and sales activities	40,137	54,182
Mortgage servicing income	22,658	21,669
Amortization of mortgage servicing rights	(16,440)	(14,954)
Mortgage servicing rights recovery (impairment)	3,631	60,009
Impact of derivative financial instruments, related to mortgage servicing rights	(7,354)	16,896
Total mortgage banking revenues	$ 42,632	$ 137,802

Origination volume (dollars in billions)	$ 2.1	$ 4.8

_________________

(1) Mortgage banking revenues were impacted by the sale of $358.6 million and $53.0 million in mortgage loans from the loan portfolio during the fourth quarter and third quarter of 2003, respectively, which increased gain on sales of residential mortgages by $16.7 million and $2.5 million, respectively.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands)

	Three Months Ended
	December 31, 2003	September 30, 2003

Other noninterest income
Merchant services income	$ 469	$ 466
Profits and commissions from Small Business Administration trading activities	1,599	1,353
Letter of credit fees	2,300	2,603
Other real estate revenue	648	2,489
Net (loss) gain on sales of branches/deposits and other assets	15,591	(61)
Earnings of equity method investments	1,576	2,604
Other income	12,255	13,824
Total other noninterest income	$ 34,438	$ 23,278

Other noninterest expense
Communications	$ 7,306	$ 7,593
Other contracted services	9,048	8,906
Postage and carrier	6,159	6,475
Advertising and promotion	3,402	4,623
Stationery and supplies	3,725	3,964
Other personnel services	4,745	5,281
Legal fees and litigation	5,372	3,485
Travel	2,678	2,540
Operational losses	11,245	4,746
Federal Reserve fees	1,227	1,326
Taxes other than income	1,128	1,410
Accounting, tax and audit fees	1,260	979
Consultant fees	2,137	1,734
Brokerage and clearing fees on trading activities	1,381	1,696
Other real estate expense	3,590	2,659
FDIC insurance	932	953
Dues, subscriptions and contributions	1,926	2,122
Bank examiner fees	993	1,001
Insurance	3,226	3,039
Credit related expenses	10,407	11,917
Dividends on preferred stock of consolidated subsidiaries	1,948	1,916
Other noninterest expense	8,325	11,036
Total other noninterest expense	$ 92,160	$ 89,401

Fourth quarter and year-to-date 2002 financial statements and data have been restated, as required, to reflect the impact of Statement of Financial Accounting Standards No. 147 issued in October 2002.